                                                                   EXHIBIT 10.45


 . BRANCH:  DALLAS/MOCKINGBIRD           . Build-out Amortization Yes ___ No  x
          --------------------------                                        ---
                                        . Expenses/Responsibility:
 . PROPERTY ADDRESS:                       (Lessor=L - Stationers=S)
   613-621 Mockingbird Lane                                  Amount
  ----------------------------------                  ---------------------
   Dallas, Texas 75247                                Per month  Per Year   L/S
  ----------------------------------                  --------------------- ---
   200439-02                              Electric    $   91.00  $ 1,092.00  L
  ----------------------------------                   --------   --------- ---
  __________________________________      Water       $  194.44  $ 2,333.28  L
 . LESSOR:  DALWARE II ASSOCIATES                        --------   --------- ---
          --------------------------      Gas         $________  $_________ ___
  __________________________________      Janitor     $________  $_________ ___
  Address  1499 Regal Row, Suite 302      Maintenance $  120.80  $ 1,449.60  L
         ---------------------------                   --------   --------- ---
           Dallas, Texas 75247            Waste Mgt.  $________  $_________ ___
  ----------------------------------      Security    $________  $_________ ___
  Phone 214/630-6500                      Spur track  $________  $_________ ___
        ----------------------------      Landscaping $  143.97  $ 1,727.64  L
  Fax 214/951-7326                                     --------   --------- ---
      ------------------------------      Tax escrow  $2,996.87  $35,962.44  L
 . BROKER: RICHARD CROW/TRAMMELL CROW                   --------   --------- ---
          --------------------------      Insurance   $  117.49  $ 1,409.88  L
  __________________________________                   --------   --------- ---
  Address  1499 Regal Row, Suite 302    . Estimated Expenses
        ----------------------------       Collected each mo. Yes  x   No _____
           Dallas, Texas 75247                                   -----
  ----------------------------------    . Landlord expense cap. Yes ___ No  x
  Phone 214/630-6500                                                      -----
        ----------------------------                 Amount: $ ________________
  Fax 214/951-7326                      . Repairs/Responsibility:
      ------------------------------       (Lessor=L - Stationers=S)
 . Office Park? Yes  x     No _______                                 L       S
                  -----                                             ---     ---
 . Multi-tenant Bldg. Yes ____ No x         Roof__________________    x      ___
                                ----                                ---
 . Square Feet - Warehouse __________       Foundation____________    x      ___
       - Office ____________________                                ---
       - Total         99,289              Structure_____________    x      ___
                --------------------                                ---
 . Lease Effective Date 1-1-89              Common Areas__________    x      ___
                       -------------                                ---
 . Option to Renew - Yes ____ No  x         Paving/Parking________   ___     ___
                               -----       Grounds_______________   ___     ___
  - Notice Requirement                     Spur track____________   ___     ___
                                           Terms:________________   ___     ___
 . Original Lease - Yes  x   No _____       ____________________________________
                      -----                ____________________________________
 . Extended/Amended Yes ____ No  x          ____________________________________
                              ------       ____________________________________
 . Lease expiration date 12-31-98           ____________________________________
                        ------------       ____________________________________
 . Notice/vacate req'd? Yes ___ No x     . Insurance Expenses
                                 ---       (Lessor=L - Stationers=S)
             Date: ________________                                  L       S
  Security Deposit? Yes ____ No  x                                  ---     ---
                               -----       Fire__________________    x      ___
     - Amount $ ___________________                                 ---
 . Current Rent Amount                      Property______________    x      ___
     $26,808.03 /mo $321,696.36 /yr.                                ---
      ----------     -----------           Contents______________   ___      x
     $   3.24   /per sq. ft./per yr.                                        ---
      ----------                           Workers Comp._________   ___      x
 . Future Rent Escalations:                                                  ---
   Begin  End     Amt Per   Rent Per       General Liability_____   ___      x
   Date   Date     Month      Year                                          ---
  ------ ------- --------------------    . Hold Harmless Agreement?
  1-1-89 5-31-91 $26,808.03 $321,696.36                      Yes   x   No _____
  ------ ------   ---------  ----------                          -----
  6-1-91 5-31-96 $28,049.14 $336,589.68 . Lease Assignability?
  ------ -------  ---------  ----------    Lessor____________ Yes  x   No _____
  6-1-96 5-31-99 $29,373.00 $352,476.00                          -----
  ------ -------  ---------  ----------    Stationers________ Yes  x   No _____
  ______ _______ $_________ $__________                          -----
  ______ _______ $_________ $__________ . Comments: With Lessor's prior
  ______ _______ $_________ $__________            ----------------------------
  ______ _______ $_________ $__________             written consent.
 . Relocation Clause? Yes  x  No ____      -------------------------------------
                         ---              _____________________________________
  Terms:  If Lessee executes a lease      _____________________________________
        ----------------------------      _____________________________________
          agreement for at least          _____________________________________
  ----------------------------------
          200,000 square feet.
  ----------------------------------
  __________________________________
  __________________________________

 . Right of 1st refusal Yes ___ No x
                                 ---
  Terms: ___________________________
  __________________________________
  __________________________________
  __________________________________
  __________________________________

STANDARD INDUSTRIAL LEASE AGREEMENT     99,289 Square Feet
                                        -----------------------------------
TRAMMELL CROW COMPANY                   613-621 Mockingbird Lane
                                        -----------------------------------
COMMERCIAL 86-MOD NE                    Dallas, Texas 75247
                                        -----------------------------------
                                        200439-02
                                        -----------------------------------

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into by and between DALWARE II

ASSOCIATES hereinafter referred to as "Lessor", and STATIONERS DISTRIBUTING

COMPANY, INC. hereinafter referred to as "Lessee";

                                  WITNESSETH:

     1. PREMISES AND TERM. In consideration of the mutual obligations of Lessor and Lessee set forth herein, Lessor leases to Lessee, and Lessee hereby takes from Lessor the Premises situated within the County of Dallas, State of Texas, more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference, (the "Premises"), together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions in this Lease. The term of this Lease shall commence on the commencement date hereinafter set forth and shall end on the last day of the month that is one hundred twenty five (125) months after the commencement date.

     A. EXISTING BUILDING. If no improvements are to be constructed to the Premises, the commencement date shall be January 1, 1989. Lessee acknowledges that (i) it has inspected and accepts the Premises, (ii) the buildings and improvements comprising the same are suitable for the purpose for which the Premises are leased, (iii) the Premises are in good and satisfactory condition, and (iv) no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Lessor (unless otherwise expressly set forth in this Lease).

     2.  BASE RENT, SECURITY DEPOSIT AND ESCROW PAYMENTS.

     A. Lessee agrees to pay to Lessor rent for the Premises, in advance, without demand, deduction or set off, at the rate of (SEE RIDER ONE) Dollars ($__________ ) per month during the term hereof. One such monthly installment, plus the other monthly charges set forth in Paragraph 2C below shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date, except that all payments due hereunder for any fractional calendar month shall be prorated.

     B.  In addition, Lessee agrees to deposit with Lessor on the date hereof
the sum of      None
            --------------------------------------------------------------
Dollars ($___________), which shall be held by Lessor, without obligation for interest, as security for the performance of Lessee's obligations under this lease, it being expressly understood and agreed that this deposit is not an advance rental deposit or a measure of Lessor's damages in case of Lessee's default. Upon each occurrence of an event of default, Lessor may use all or part of the deposit to pay past due rent or other payments due Lessor under this Lease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, Lessee shall pay Lessor the amount that will restore the security deposit to its original amount. The security deposit shall be deemed the property of Lessor, but any remaining balance of such deposit shall be returned by Lessor to Lessee when Lessee's obligations under this Lease have been fulfilled.

     C. Lessee agrees to pay its proportionate share (as defined in Paragraph 22B below) of (i) Taxes (hereinafter defined) payable by Lessor pursuant to Paragraph 3A below, (ii) the cost of utilities payable pursuant to Paragraph 8 below, (iii) the cost of maintaining insurance pursuant to Paragraph 9 below and (iv) the cost of any maintenance performed by Lessor in accordance with Paragraph 4B below. During each month of the term of this Lease, on the same day that rent is due hereunder, Lessee shall escrow with Lessor an amount equal to 1/12 of the estimated annual cost of its proportionate share of such items. Lessee authorizes Lessor to use the funds deposited with Lessor under this Paragraph 2C to pay such costs. The initial monthly escrow payments are based upon the estimated amounts for year in question, and shall be increased or decreased annually to reflect the projected actual cost of all such items. If the Lessee's total escrow payments are less than Lessee's actual proportionate share of all such items, Lessee shall pay the difference to Lessor within thirty (30) days after demand. If the total escrow payments of Lessee are more than Lessee's actual proportionate share of all such items, Lessor shall refund such excess within thirty (30) days. The amount of the monthly rental and the initial monthly escrow payments are as follows:

        (1) Base Rent as set forth in Paragraph 2A.........  $SEE RIDER ONE
                                                             -----------
        (2) Tax Escrow Payment.............................  $ 2,996.87
                                                             -----------
        (3) Insurance Escrow Payment.......................  $   117.49
                                                             -----------
        (4) Utility charge (Water 194.44) (Elec. 91.00)....  $   285.44
                                                             -----------
        (5) Maintenance charge.............................  $   120.80
                                                             -----------
        (6) Other (Landscaping)............................  $   143.97
                                                             -----------
             Monthly Payment Total.........................  $----------
                                                             ===========

                                                                  FORM 86-MOD NE

     3.  TAXES.

     A. Lessor agrees to pay all taxes, assessments and governmental charges of any kind and nature and all assessments due to deed restrictions and/or owner or community associations (collectively referred to herein as "Taxes") that accrue against the Premises, and/or the land and/or improvements of which the Premises are a part. If at any time during the term of this Lease, there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the land and improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, or the part, thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. The Lessor shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Lessee agrees to pay its proportionate share of the cost of such consultant.

     B. Lessee shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Lessor or Lessor's property and (i) Lessor pays the same or (ii) the assessed value of Lessor's property is increased by inclusion of such personal property and fixtures and Lessor pays the increased taxes, then, upon demand Lessee shall pay to Lessor such taxes.

     4.  LESSOR'S REPAIRS.

     A. Lessor, at its own cost and expense, shall maintain the roof, foundation and the structural soundness of the exterior walls of the building of which the Premises are a part in good repair, reasonable wear and tear excluded. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Lessee shall immediately give Lessor written notice of defect or need for repairs, after which Lessor shall have reasonable opportunity to repair same or cure such defect.

     B. Lessor reserves the right to perform the paving, common area and landscape replacement and maintenance, exterior painting, common sewage line plumbing and any other items that are otherwise Lessee's obligations under Paragraph 5A, in which event, Lessee shall be liable for its proportionate share of the cost and expense of such repair, replacement, maintenance and other such items.

     5.  LESSEE'S REPAIRS.

     A. Lessee, at its own cost and expense, shall (i) maintain all parts of the Premises and grounds surrounding the Premises (except those for which Lessor is expressly responsible hereunder) in good condition, (ii) promptly make all necessary repairs and replacements, (iii) keep the parking areas, driveways and alleys surrounding the Premises in a clean and sanitary condition, and (iv) maintain any spur track servicing the Premises. Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the Premises if requested by the railroad company. Lessor shall have the right to coordinate all repairs and maintenance of any rail tracks serving or intended to serve the Premises and, if Lessee uses such rail tracks, Lessee shall reimburse Lessor from time to time, upon demand, for its proportionate share of the costs of such repairs and maintenance and any other sums specified in any agreement respecting such tracks to which Lessor is a party.

     B. Lessee and its employees, customers and licensees shall have the exclusive rights to use any parking areas that have been designated for such use by Lessor in writing, subject to rights of ingress and egress of other lessees. Lessor shall not be responsible for enforcing Lessee's parking rights against any third parties. Lessee agrees not to use more spaces than so provided.

     6. ALTERATIONS. Lessee shall not make any alterations, additions or improvements to the Premises without the prior written consent of Lessor. Lessee, at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures as it desires provided that (a) such items do not alter the basic character of the Premises or the building and/or improvements of which the Premises are a part; (b) such items do not overload or damage the same; (c) such items may be removed without material injury to the Premises; and (d) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Lessor's specifications and requirements. All alterations, additions, improvements and partitions erected by Lessee shall be and remain the property of Lessee during the term of this Lease. All shelves, bins, machinery and trade fixtures installed by Lessee shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating the Premises, at which time Lessee shall restore the Premises to their original condition. All alterations, installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the buildings and other improvements situated on the Premises or of which the Premises are a part.

     7. SIGNS. Any signage Lessee desires for the Premises shall be subject to Lessor's written approval. Lessee shall repair, paint, and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage. Lessee shall not, (i) make any changes to the exterior of the Premises, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Lessor's prior written consent. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Lessor. See Rider One, Para. 31

     8. UTILITIES. Lessor agrees to provide water and electricity service to the Premises. Lessee shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Lessee's use of the Premises, and any maintenance charges for utilities. Lessor shall have the right to cause any of said services to be separately metered to Lessee, at Lessee's expense. Lessee shall pay its pro rata share, as reasonably determined by Lessor, of all charges for jointly metered utilities. Lessor shall not be liable for any interruption or failure of utility service on the Premises unless due to Lessor's negligence.

     9.  INSURANCE.

     A. Lessor shall maintain insurance covering the buildings situated on the Premises or of which the Premises are a part in an amount not less than eighty percent (80%) of the "replacement cost" thereof insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief. Lessee shall maintain insurance on Lessee's improvements to the Premises and all contents of the Premises.

     B. Lessee, at its own expense, shall maintain during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for

                                                                  FORM 86-MOD NE
property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall (i) name Lessor as an additional insured and insure Lessor's contingent liability under this Lease (except for the worker's compensation policy, which instead shall include waiver of subrogation endorsement in favor of Lessor), (ii) be issued by an insurance company which is acceptable to Lessor, and (iii) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice shall have been given to Lessor. Said policy or policies or certificates thereof shall be delivered to Lessor by Lessee upon commencement of the term of the Lease and upon each renewal of said insurance.

     C. Lessee will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk, or (iii) cause the disallowance of any sprinkler credits, including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. If any increase in the cost of any insurance on the Premises or the building of which the Premises are a part is caused by Lessee's use of the Premises, or because Lessee vacates the Premises, then Lessee shall pay the amount of such increase to Lessor.

     10.  FIRE AND CASUALTY DAMAGE.

     A. If the Premises or the building of which the Premises are a part should be damaged or destroyed by fire or other peril, Lessee immediately shall give written notice to Lessor. If the buildings situated upon the Premises or of which the Premises are a part should be totally destroyed by any peril covered by the insurance to be provided by Lessor under Paragraph 9A above, or if they should be so damaged thereby that, in Lessor's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

     B. If the buildings situated upon the Premises or of which the Premises are a part, should be damaged by any peril covered by the insurance to be provided by Lessor under Paragraph 9A above, and in Lessor's estimation, rebuilding or repairs can be substantially completed within one hundred eighty
(180) days after the date of such damage, this Lease shall not terminate, and Lessor shall restore the Premises to substantially its previous condition, except that Lessor shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in, or about the Premises or for the benefit of, or by or for Lessee.* If such repairs and rebuilding have not been substantially completed within one hundred eighty (180) days after the date of such damage, Lessee, as Lessee's exclusive remedy, may terminate this Lease by delivering written notice of termination to Lessor in which event the rights and obligations hereunder shall cease and terminate. *See Rider One, Para. 32.

     C. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within fifteen (15) days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     D. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, or personal property (building contents) within the building and/or Premises, for any reason regardless of cause or origin. Each party to this Lease agrees immediately after execution of this Lease to give each insurance company, which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and if necessary, to have the insurance policies properly endorsed.

     11. LIABILITY AND INDEMNIFICATION. Except for any claims, rights of recovery and causes of action that Lessee has released, Lessor shall hold Lessee harmless and defend Lessee against any and all claims or liability for any injury or damage to any person in, on or about the Premises or any part thereof and/or the building of which the Premises are a part, when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessor, its agents, servants and employees. Except for any claims, rights of recovery and causes of action that Lessor has released, Lessee shall hold Lessor harmless from and defend Lessor against any and all claims or liability for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof and/or of the building of which the Premises are a part, including without limitation elevators, stairways, passageways or hallways, the use of which Lessee may have in accordance with this Lease, when such injury or damage shall be caused by the act, neglect, fault of, or omission of any duty with respect to the same by Lessee, its agents, servants, employees, or invitees (ii) arising from the conduct of management of any work done by the Lessee in or about the Premises, (iii) arising from transactions of the Lessee, and (iv) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. The provisions of this Paragraph 11 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

     12. USE. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Lessee and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited without Lessor's prior written consent. Lessee shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Lessee's sole expense. Lessee shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interefere with, or endanger Lessor or any other lessees of the building in which the Premises are a part.

     13. INSPECTION. Lessor and Lessor's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. During the period that is six (6) months prior to the end of the Lease term, upon telephonic notice to Lessee, Lessor and Lessor's representatives may enter the Premises during business hours for the purpose of showing the Premises. In addition, Lessor shall have the right to erect a suitable sign on the Premises stating the Premises are available. Lessee shall notify Lessor in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Lessor for a joint inspection of the Premises prior to vacating. If Lessee fails to give such notice or to arrange for such inspection, then Lessor's inspection of the Premises shall be deemed correct for the purpose of determining Lessee's responsibility for repairs and restoration of the Premises.

     14.  ASSIGNMENT AND SUBLETTING.

     A. Lessee shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Lessor which shall not be unreasonably withheld. Any attempted assignment, subletting, transfer or encumbrance by Lessee in violation of the terms and covenants of this Paragraph shall be void. Notwithstanding the foregoing.

                                                                  FORM 86-MOD NE

Lessee shall have the right to assign this Lease to any affiliate (as such term is defined in the Securities Act of 1933) provided that such assignment is in form satisfactory to Lessor. Any assignee, sublessee or transferee of Lessee's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "Transferees"), by assuming Lessee's obligations hereunder, shall assume liability to Lessor for all amounts paid to persons other than Lessor by such Transferees in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Lessor or not or permitted hereunder shall relieve Lessee of its liability hereunder. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Lessor, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Lessee and apply such rent against any sums due Lessor hereunder. No such collection shall be construed to constitute a novation or a release of Lessee from the further performance of Lessee's obligations hereunder.

     B. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. (S) 101 et. seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Lessor's property under the preceding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.

     C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Lessor an instrument confirming such assumption.

     15. CONDEMNATION. If more than twenty-five (25%) of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Lessee, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than twenty-five (25%) of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Lessor and Lessee hereby assigns any interest in any such award to Lessor; provided, however, Lessor shall have no interest in any award made to Lessee for loss of business or goodwill or for the taking of Lessee's fixtures and improvements, if a separate award for such items is made to Lessee.

     16. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Lessee immediately shall deliver possession to Lessor with all repairs and maintenance required herein to be performed by Lessee completed. If, for any reason, Lessee retains possession of the Premises after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Lessor or Lessee at any time upon not less than ten (10) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Lessee shall pay Lessor from time to time, upon demand, as rental for the period of such possession, an amount equal to double the rent in effect on the termination date, computed on a daily basis for each day of such period. No holding over by Lessee, whether with or without consent of Lessor shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 16 shall not be construed as consent for Lessee to retain possession of the Premises in the absence of written consent thereto by Lessor.

     17. QUIET ENJOYMENT. Lessor covenants that on or before the commencement date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. If this Lease is a sublease, then Lessee agrees to take the Premises subject to the provisions of the prior Leases. Lessor represents that it has the authority to enter into this Lease and that so long as Lessee pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Lessee shall peaceably and quietly have hold and enjoy the Premises for the term hereof without hindrance or molestation from Lessor, subject to the terms and provisions of this Lease.

     18. EVENTS OF DEFAULT. The following events (herein individually referred to as "event of default") each shall be deemed to be events of nonperformance by Lessee under this Lease:

        A. Lessee shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Lessor required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

        B. The Lessee or any guarantor of the Lessee's obligations hereunder shall (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors; (iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize or in contemplation of any of the actions set forth above in this Paragraph.

        C. Any case, proceeding or other action against the Lessee or any guarantor of the Lessee's obligations hereunder shall be commenced seeking
     (i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within seven (7) business days after the entry thereof or (b) shall remain undismissed for a period of forty-five (45) days.

        D. Lessee shall (i) vacate all or a substantial portion of the Premises or (ii) fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Lessee is in default of the rental payments due under this Lease.

        E. Lessee shall fail to discharge any lien placed upon the Premises in violation of Paragraph 21 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

        F. Lessee shall fail to comply with any term, provision or covenant of this Lease (other than those listed in this Paragraph 18), and shall not cure such failure within twenty (20) days after written notice thereof to Lessee.

                                                                  FORM 86-MOD NE

     19.  REMEDIES.

     A. Upon each occurrence of an event of default, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand:

         (1)  Terminate this Lease; and/or

         (2) Enter upon and take possession of the Premises without terminating this Lease; and/or

         (3) Alter all locks and other security devices at the Premises with or without terminating this Lease;

and in any such event Lessee immediately shall surrender the Premises to Lessor, and if Lessee fails so to do, Lessor, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefor.

     B. If Lessor terminates this Lease, at Lessor's option, Lessee shall be liable for and shall pay to Lessor, the sum of all rental and other payments owed to Lessor hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to (1) the present value of the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less
(2) the then present fair market rental value of the Premises for such period, which because of the difficulty of ascertaining such value, Lessor and Lessee stipulate and agree, shall in no event be deemed to exceed seventy-five percent (75%) of the rental amount set forth in Paragraph 2 above.

     C. If Lessor repossesses the Premises without terminating the Lease, Lessee, at Lessor's option, shall be liable for and shall pay Lessor on demand all rental and other payments owed to Lessor hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Lessee to Lessor until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts received by Lessor through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Lessee to Lessor under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Lessor's waiting until expiration of the Lease term.

     D. Upon an event of default, in addition to any sum provided to be paid herein, Lessee also shall be liable for and shall pay to Lessor (i) brokers' fees incurred by Lessor in connection with reletting the whole or any part of the Premises; (ii) the costs of removing and storing Lessee's or other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new Lessee or Lessees; and (iv) all reasonable expenses incurred by Lessor in enforcing or defending Lessor's rights and/or remedies. If either party hereto institute any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

     E. In the event Lessee fails to make any payment due hereunder when payment is due, to help defray the additional cost to Lessor for processing such late payments, Lessee shall pay to Lessor on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Lessor's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Lessor's remedies in any manner.

     F. Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Lessor, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee. Lessee and Lessor further agree that forbearance by Lessor to enforce its rights pursuant to the Lease at law or in equity, shall not be a waiver of Lessor's right to enforce one or more of its rights in connection with any subsequent default.

     G. In the event of termination and/or repossession of the Premises for an event of default, Lessor shall use reasonable efforts to relet the Premises and to collect rental after reletting; provided, that, Lessee shall not be entitled to credit or reimbursement of any proceeds in excess of the rental owed hereunder. Lessor may relet the whole or any portion of the Premises for any period, to any Lessee and for any use and purpose.

     H. If Lessor fails to perform any of its obligations hereunder within thirty (30) days after written notice from Lessee specifying such failure, Lessee's exclusive remedy shall be an action for damages and/or possession. Unless and until Lessor fails to so cure any default after such notice, Lessee shall not have any remedy or cause of action by reason thereof. All obligations of Lessor hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Lessor only during the period of its possession of the Premises and not thereafter. The term "Lessor" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Lessor thereafter accruing, but such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Lessor shall not have any personal liability hereunder. In the event of any breach or default by Lessor in any term or provision of this Lease, Lessee agrees to look solely to the equity or interest then owned by Lessor in the Premises or of the building of which the Premises are a part; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any party Lessor.

     I. If Lessor repossesses the Premises pursuant to the authority herein granted, then Lessor shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Lessee at all times prior to any foreclosure thereon by Lessor or repossession thereof by any Lessor thereof or third party having a lien thereon. Lessor also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Lessor a copy of any instrument represented by Claimant to have been executed by Lessee (or any predecessor of Lessee) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Lessor to inquire into the authenticity or legality of said instrument. The rights of Lessor herein stated shall be in addition to any and all other rights that Lessor has or may hereafter have at law or in equity; and Lessee stipulates and agrees that the rights herein granted Lessor are commercially reasonable.

     J. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of
Section 502(b) (7) of the Bankruptcy Code, 11 U.S.C. (S) 502(b) (7).

     K. This is a contract under which applicable law excuses Lessor from accepting performance from (or rendering performance to) any person or entity other than Lessee within the meaning of Sections 365(c) and 365(e) (2) of the Bankruptcy Code, 11 U.S.C. (S)(S) 365(c) and 365(e) (2).

     20. MORTGAGES. Lessee accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the building of which the Premises are a part, provided, however, that if the mortgages, trustee, or holder of any such mortgage or deed of trust elects to have Lessee's interest in this Lease superior to any such

                                                                  FORM 86-MOD NE
                                                                  Rev.01
instrument, then by notice to Lessee from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Lessee, at any time hereafter on demand, shall execute any instruments, release-or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage.

     21. MECHANIC'S LIENS. Lessee has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Lessor or Lessee in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Lessee, including those who may furnish materials or perform labor for any construction or repairs. Lessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Lessor in the Premises or under the terms of this Lease. Lessee agrees to give Lessor immediate written notice of the placing of any lien or encumbrance against the Premises.

     22.  MISCELLANEOUS.

     A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     B. In the event the Premises constitute a portion of a multiple occupancy building, Lessee's "proportionate share", as used in this Lease, shall mean a fraction, the numerator of which is the space contained in the Premises and the denominator of which is the entire space contained in the building.

     C. The terms, provisions and covenants and conditions contained in this Lease shall run with the land and shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Lessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

     D. Lessor shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, acts of God or labor disputes.

     E. Lessee agrees, from time to time, within ten (10) days after request of Lessor, to deliver to Lessor, or Lessor's designee, a Certificate of Occupancy and an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Lessor. It is understood and agreed that Lessee's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Lessor's execution of this Lease.

     F. This Lease constitutes the entire understanding and agreement of the Lessor and Lessee with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Lessor and Lessee with respect thereto. Lessor and Lessee each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Lessor or Lessee, or anyone acting on behalf of Lessor or Lessee, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     G. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Lessee vacating the Premises, Lessee shall pay to Lessor any amount reasonably estimated by Lessor as necessary to put the Premises, including without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excluded. Lessee shall also, prior to vacating the Premises, pay to Lessor the amount, as estimated by Lessor, of Lessee's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Lessor for payment of such obligations of Lessee hereunder, with Lessee being liable for any additional costs therefor upon demand by Lessor, or with any excess to be returned to Lessee after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Lessor shall be credited against the amount due from Lessee under this Paragraph 22G.

     H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     I. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     J. Lessee represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought about this transaction, other than as may be referenced in a separate written agreement executed by Lessee, and Lessee agrees to indemnify and hold Lessor harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Lessee with regard to this leasing transaction.

     K. If and when included within the term "Lessor", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Lessor. If and when included within the term "Lessee", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Lessee. All parties included within the terms "Lessor" and "Lessee", respectively shall be bound by notices given in accordance with the provisions of Paragraph 24 hereof to the same effect as if each had received such notice.

     23. ADDITIONAL PROVISIONS. See Exhibit attached hereto and incorporated by reference herein.

     24. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending mailing or delivering of notice or the making of any payment by Lessor to Lessee or with reference to the sending, mailing or delivering of any notice or the

                                                                  FORM 86-MOD NE
making of any payment by Lessee, Lessor shall be deemed to be complied ????
and if the following steps are taken:

          (a) All rent and other payments required to be made by Lessee to Lessor hereunder shall be payable to Lessor at the address for Lessor set forth below or at such other address as Lessor may specify from time to time by written notice delivered in accordance herewith. Lessee's obligation to pay rent and any other amounts to Lessor under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Lessor. In addition to base rental due hereunder, all sums of money and all payments due Lessor hereunder shall be deemed to be additional rental owed to Lessor.

          (b) All payments required to be made by Lessor to Lessee hereunder shall be payable to Lessee at the address set forth below, or at such other address within the continental United States as Lessee may specify from time to time by written notice delivered in accordance herewith.

          (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

     25. LESSOR'S LIEN. In addition to any statutory lien for rent in Lessor's favor, Lessor shall have and Lessee hereby grants to Lessor a continuing security interest for all rentals and other sums of money become due hereunder from Lessee, upon all goods, wares, equipment, fixtures, furniture, inventory, and other personal property of Lessee situated on the Premises subject to this Lease, and such property shall not be removed therefrom without the consent of Lessor until all arrearages in rent as well as any and all other sums of money then due to Lessor hereunder shall first have been paid and discharged. Upon a default hereunder by Lessee in addition to all other rights and remedies, Lessor shall have all rights and remedies under the Uniform Commercial Code, including without limitation, the right to sell the property described in this Paragraph at public or private sale upon five (5) days notice by Lessor. Lessee hereby agrees to execute such other instruments, necessary or desirable under applicable law to perfect the security interest hereby created.

     EXECUTED BY LESSOR, this 7 day of May, 1988

                                  DALWARE II ASSOCIATES (By Trammell Crow
                                  Company No. 49, General Partner)
                                -------------------------------------------
Attest/Witness

__________________________      By ________________________________________
                                                J. MARC MYERS

Title:____________________      Title:          Managing General Partner
                                       ------------------------------------

                                ADDRESS:
                                  DALWARE II ASSOCIATES (By Trammell Crow
                                -------------------------------------------
                                  Company No. 49, General Partner)
                                  1499 Regal Row, Suite 302
                                -------------------------------------------
                                  Dallas, Texas 75247
                                -------------------------------------------
                                ___________________________________________

     EXECUTED BY LESSEE, this 3 day of Nov., 1988.

Attest/Witness                    STATIONERS DISTRIBUTING COMPANY, INC.
                                -------------------------------------------

_______________                 By ________________________________________

Title: Admin. Asst.             Title: UP & CFO
       -----------              -------------------------------------------

                                ADDRESS:
                                  STATIONERS DISTRIBUTING COMPANY, INC.
                                -------------------------------------------
                                  613-21 Mockingbird Lane
                                -------------------------------------------
                                  Dallas, Texas 75247
                                -------------------------------------------
                                ___________________________________________


                                                                  FORM 86-MOD NE

                                RIDER ONE
                                ---------

          26. The monthly base rental referred to in Paragraph 2.A. shall be as follows for the primary term of this Lease Agreement:

                   Months  1 - 29                  $26,808.03
                   Months 30 - 89                  $28,049.14
                   Months 90 - 125                 $29,373.00

          27. The existing leases between Stationers Distributing Company, Inc. and Dalware II Associates for the 99,289 sq. ft. on Mockingbird Lane will be terminated upon commencement of this Lease.

          28. Provided that Lessee is not in default of the terms of this Lease Agreement, it is hereby agreed and understood that in the event Lessee requires additional warehouse space in Dallas County and Lessor and Lessee executed a new Lease Agreement for a minimum of 200,000 square feet, this Lease shall be cancelled as of the commencement date of the new Lease covering the larger space. It is understood that upon the commencement date of the new Lease, Lessee shall deliver the herein demised premises to the Lessor in the condition required by this Lease Agreement. Upon such cancellation, Lessor and Lessee shall be released from any further obligations or liabilities accrued under this Lease prior to the comencement date of such new Lease.

          29. Prior to December 10, 1988, Lessor agrees to perform the improvements listed below (See Exhibit "B"):

               Improvements to Current Space
               -----------------------------

               - Remodel 1st floor office
               - Enclose and finish 2nd floor office
               - Add 45 double bulb lights to warehouse
               - Enclose take-out area with counter

                 RIDER 1, PARAGRAPH 30.  HAZARDOUS WASTE. The term "Hazardous
            Substances," as used in this lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency;
            (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the premises will be used as a landfill or a dump;
            (iv) Lessee will not install any underground tanks of any type; (v) Lessee will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Lessor or Lessor's representative shall have the right but not the obligation to enter the premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Lessor's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Lessee shall immediately take such corrective action as requested by Lessor. Should Lessee fail to take such corrective action within 24 hours, Lessor shall have the right to perform such work and Lessee shall promptly reimburse Lessor for any and all costs associated with said work. If at any time during or after the term of the lease, the premises is found to be so contaminated or subject to said conditions, Lessee shall diligently institute proper and thorough cleanup procedures at Lessee's sole cost, and Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the premises by Lessee. The foregoing indemnification and the responsibilities of Lessee shall survive the termination or expiration of this Lease.

            Permitted Materials (if none, enter "None"):

               31. All signs presently existing are deemed to be approved and additional signage of a like or similar nature is approved by Landlord for the side of the building facing Irving Blvd.

               32. Lessor shall, however, be required to give Lessee notice of Lessor's intent to rebuild or repair within ten (10) days of the damaging event or Lessee shall have the right to terminate the lease. If Lessor elects to repair or rebuild Lessor shall provide comparable temporary space to Lessee during such periods all at Lessor's expense.

                                  EXHIBIT A-1


                     [STREET MAP OF PLAT OF LOTS 1 AND 2]

                                EXHIBIT "A"

                                RIDER ONE
                                ---------

          26. The monthly base rental referred to in Paragraph 2.A. shall be as follows for the primary term of this Lease Agreement:

                    Months  1 - 29                  $26,808.03
                    Months 30 - 89                  $28,049.14
                    Months 90 - 125                 $29,373.00

          27. The existing leases between Stationers Distributing Company, Inc. and Dalware II Associates for the 99,289 sq. ft. on Mockingbird Lane will be terminated upon commencement of this Lease.

          28. Provided that Lessee is not in default of the terms of this Lease Agreement, it is hereby agreed and understood that in the event Lessee requires additional warehouse space in Dallas County and Lessor and Lessee executed a new Lease Agreement for a minimum of 200,000 square feet, this Lease shall be cancelled as of the commencement date of the new Lease covering the larger space. It is understood that upon the commencement date of the new Lease, Lessee shall deliver the herein demised premises to the Lessor in the condition required by this Lease Agreement. Upon such cancellation, Lessor and Lessee shall be released from any further obligations or liabilities accrued under this Lease prior to the commencement date of such new Lease.

          29. Prior to December 10, 1988, Lessor agrees to perform the improvements listed below (See Exhibit "B"):

               Improvements to Current Space
               -----------------------------
               - Remodel 1st floor office
               - Enclose and finish 2nd floor office
               - Add 45 double bulb lights to warehouse
               - Enclose take-out area with counter

STANDARD INDUSTRIAL SUBLEASE AGREEMENT          44,770 SQUARE FEET
TRAMMELL CROW COMPANY                           621 W. MOCKINGBIRD LANE
COMMERCIAL 91                                   DALLAS, TEXAS 75247
                                                #200899-03

                              SUBLEASE AGREEMENT

     THIS SUBLEASE AGREEMENT, made and entered into by and between UNITED STATIONERS SUPPLY CO., hereinafter referred to as "Sublessor", and REHRIG PACIFIC COMPANY, hereinafter referred to as "Sublessee";

                             W I T N E S S E T H:

     1.  PREMISES AND TERM.

     A. In consideration of the mutual obligations of Sublessor and Sublessee set forth herein, Sublessor leases to Sublessee, and Sublessee hereby takes from Sublessor the approximately 44,770 square feet more particularly outlined on the floor plan attached as EXHIBIT "A-1" (the "Premises"), which Premises are part of that approximately 127,789 square foot building (the "Building") located on the real property situated within the County of Dallas, State of Texas, which real property is more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference (the "Land"), together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions in this Sublease.

     B. The term of this Sublease shall commence on JUNE 1, 1993 (the "Commencement Date"). The term of this Sublease shall end on the last day of the calendar month that is 72 full months after the Commencement Date.

     2.  BASE RENT, SECURITY DEPOSIT AND ESCROW PAYMENTS.

     A. Sublessee agrees to pay to Sublessor base rent for the Premises, in advance, without demand, deduction or set off, at the rate of FOUR THOUSAND FIVE HUNDRED SIXTY SIX & 54/100 Dollars ($4,566.54*) per month during the term hereof. One such monthly installment, plus the other monthly charges set forth in Paragraph 2.C. below shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date, except that all payments due hereunder for any fractional calendar month shall be prorated. * SEE RIDER ONE, PARAGRAPH 26

     B. In addition, Sublessee agrees to deposit with Sublessor on the date hereof the sum of TEN THOUSAND & 00/100 Dollars ($10,000.00), which shall be held by Sublessor as security for the performance of Sublessee's obligations under this Sublease, it being expressly understood and agreed that this deposit is not an advance rental deposit or a measure of Sublessor's damages in case of Sublessee's default. Upon each occurrence of an event of default, Sublessor may use all or part of the deposit to pay past due rent or other payments due Sublessor under this Sublease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, Sublessee shall pay Sublessor the amount that will restore the security deposit to its original amount.

     C. Sublessee agrees to pay as additional rent, its proportionate share (as defined in Paragraph 22.B. below) of (1) Taxes (hereinafter defined) payable by Sublessor pursuant to Paragraph 3.A. below, (2) the cost of any jointly metered utilities payable pursuant to Paragraph 8. below, (3) the cost of maintaining insurance, and (4) the cost of repairs, replacement, replacement reserve for capital items and other operating expenses to the extent required by the Master Lease. During each month of the term of this Sublease, on the same day that base rent is due hereunder, Sublessee shall escrow with Sublessor an amount equal to 1/12 of the estimated annual cost of its proportionate share of such items. Sublessee authorizes Sublessor to use the funds deposited with Sublessor under this Paragraph 2.C. to pay such costs. The initial monthly escrow payments are based upon the estimated amounts for the year in question, and shall be increased or decreased annually to reflect the projected actual cost of all such items. If the Sublessee's total escrow payments are less than Sublessee's actual proportionate share of all such items, Sublessee shall pay the difference to Sublessor within ten (10) days after demand. If the total escrow payments of Sublessee are more than Sublessee's actual proportionate share of all such items, Sublessor shall retain such excess and credit it against Sublessee's next annual escrow payments. Sublessee shall on request be given an accounting for the foregoing payments and allocations within two (2) weeks of the request. The amount of the monthly rental and the initial monthly escrow payments are as follows:

   (a)  Base Rent as set forth in Paragraph 2.A......      $4,566.54*
   (b)  Taxes as set forth in Paragraph 2.C.(1).....       $1,977.34
   (c)  Insurance, Commonly Metered Utilities,
        if any, and Operating Expenses as set forth
        in Paragraphs 2.C.(2), (3) & (4) .....             $  671.54

        Monthly Payment Total..........                    $7,215.42

                         *SEE RIDER ONE, PARAGRAPH 26

     3.  TAXES.

     A. Sublessor agrees to pay its proportionate share of all taxes, assessments and/or governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, the Land and/or the Building which are assessed for and applicable to a period within the lease term. If at any time during the term of this Sublease, there shall be levied, assessed or imposed on Sublessor a capital levy or other tax other than an income tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part upon such rents from the Premises, the Land and/or the Building, then all such taxes, assessments, levies or charges, or the part, thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. The Sublessor shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Sublessee agrees to pay its proportionate share of the reasonable cost of such consultant.

     B. Sublessee shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises by Sublessee. If any such taxes are levied or assessed against Sublessor or Sublessor's property and
(1) Sublessor pays the same or (2) the assessed value of Sublessor's property is increased by inclusion of such personal property and fixtures and Sublessor pays the increased taxes, then, upon demand Sublessee shall pay to Sublessor such taxes. In addition, if the Building is a multi tenant Building and the cost of any improvements constructed to the Sublessee's Premises is disproportionately higher than the cost of improvements constructed to the premises of other tenants of the Building, then upon demand Sublessee shall pay the amount of Taxes attributable to such disproportionately more expensive improvements in addition to its proportionate share of Taxes payable in accordance with Paragraph 2.

     4.  SUBLESSOR'S REPAIRS.

     A. Sublessee understands and agrees that this Sublease is intended to be a "net" lease, and as such, Sublessor's maintenance, repair and replacement obligations are limited to those set forth in this Paragraph 4 A. Sublessor, at its own cost and expense, shall be responsible only for roof membrane and replacement and for repair and replacement of only the foundation, and the structural members of the exterior walls of the Building. The terms "roof" and "walls" as used herein shall not include skylights, windows, glass or plate glass, doors, special store fronts or office entries. Sublessee shall immediately give Sublessor written notice of defect or need for repairs, after which Sublessor shall have reasonable opportunity to repair same or cure such defect. Sublessor's liability with respect to any defects, repairs, replacement or maintenance for which Sublessor is responsible hereunder shall be limited to the cost of such repairs or maintenance or the curing of such defect.

     B. Sublessor reserves the right to perform the Sublessee's maintenance, repair and replacement obligations and any other items that are otherwise Sublessee's obligations under Paragraph 5.B, in which event, Sublessee shall be liable for the cost and expense of such repair, replacement, maintenance and other such items.

     5.  SUBLESSEE'S MAINTENANCE AND REPAIR OBLIGATIONS.

     A. Sublessee, at its own cost and expense, shall maintain all parts of the Premises (except those for which Sublessor is expressly responsible hereunder) in good condition, reasonable wear and tear excepted, and promptly make all necessary repairs and replacements to the Premises.

     B. In addition to Sublessee's obligations under the preceding subparagraph A., if Sublessee is the only occupant of the Building, unless Sublessor and Sublessee otherwise agree, Sublessee is responsible for causing the parking areas, driveways, alleys and grounds surrounding the Premises (except those for which Sublessor is expressly responsible hereunder) to be maintained in a good, neat, clean and sanitary condition, consistent with the operation of a first class office/warehouse building, which includes without limitation, prompt maintenance, repairs and replacements 1) of any drill or spur track servicing the Premises, 2) of the parking area associated with the Building, 3) of all grass, shrubbery and other landscape treatments surrounding the Building, 4) of the exterior of the Building (including painting), 5) of sprinkler systems, sewage lines, and 6) of any other maintenance, repair or replacement items normally associated with the foregoing. In addition, Sublessee shall repair and pay for any damage caused by the negligence of Sublessee, or Sublessee's employees, agents or invitees, or caused by Sublessee's default hereunder.

     C. In the event that the Sublessee is not the sole occupant of the Building, then subject to payment by Sublessee, Lessor shall perform the maintenance, repair, and replacement obligations set forth in the foregoing Subparagraph B. Sublessee shall be liable for its Proportionate Share of the cost and expense of such repair, replacement, replacement reserve, maintenance and other such items. The amount of Sublessee's rental obligation set forth in Paragraph 2.A. above does not include the cost of such items, and Lessor's performance of repair, replacement, maintenance and other items, is not a condition to payment of such rental obligations.

     D. Sublessee agrees to pay its Proportionate Share of the cost of (1) operation, maintenance and/or landscaping of any property or facility that is operated, maintained or landscaped by any property owner or community owner association that is named in any restrictive covenants or deed restrictions to which the Premises are subject, and which are actually billed to the Building, and (2) operating and maintaining any property, facilities or services provided for the common use of Sublessee and other lessees of the Building, which costs shall include, without limitation, maintenance and repair costs, sewer, landscaping, trash and security (if furnished by Sublessor), amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the Building, all service, supplies, repairs, replacements or other expenses for maintaining and operating the Building, and any other facilities or services provided for the common use of Sublessee and other lessees of the Building.

     E. Sublessee shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Premises, with a contractor approved by Sublessor. Sublessee shall be responsible for all costs and expenses required thereunder.

     F. Sublessee agrees to sign a joint maintenance agreement with the railroad company servicing the Premises if requested by the railroad company. Lessor shall have the right to coordinate all repairs and maintenance of any rail tracks serving or intended to serve the Premises and, if Lessee uses such rail tracks, Sublessee shall reimburse Sublessor from time to time, upon demand, for its Proportionate Share of the costs of such repairs and maintenance and any other sums specified in any agreement respecting such tracks to which Sublessor is a party.

     Notwithstanding any provision of this Sublease, Sublessee shall not be responsible for any capital improvements or replacements as defined by GAAP (Generally accepted accounting principles), except to the extent capital improvements have been damaged by Sublessee or its agents or invitees.

     6. ALTERATIONS. Sublessee shall not make any alterations, additions or improvements to the Premises without the prior written consent of Sublessor. Sublessee, at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures as it desires provided that (a) such items do not alter the basic character of the Premises or the Building; (b) such items do not overload or damage the same; (c) such items may be removed without injury to the Premises; and (d) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Sublessor's specifications and requirements. All shelves, bins, machinery and trade fixtures installed by Sublessee shall be removed on or before the earlier to occur of the date of termination of this Sublease or vacating the Premises, at which time Sublessee shall restore the Premises to their original condition. All installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the Building or the Premises.

     7. SIGNS. Any signage, decorations, advertising media, blinds, draperies, window treatments, bars, and security installations Sublessee desires for the Premises shall be subject to Sublessor's prior written approval and shall be submitted to Sublessor prior to the Commencement Date. Sublessee shall repair, paint, and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage, all of which shall be accomplished at Sublessee's sole cost and expense. Sublessee shall not, (i) make any changes to the exterior of the Premises, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (3) erect or install any signs, windows or door lettering, decals, window and storefront stickers, placards, decorations or advertising media of any type that can be viewed from the exterior of the Premises, without Sublessor's prior written consent.

     8. UTILITIES. Sublessee shall obtain and pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Sublessee's use of the Premises, and any maintenance charges for utilities. Sublessor shall have the right to cause any of said services to be separately metered to Sublessee, at Sublessee's expense. Sublessee shall pay its pro rata share, as reasonably determined by Sublessor, of all charges for jointly metered utilities. Sublessor shall not be liable for any interruption or failure of utility service on the Premises.

     9.  INSURANCE.

     A. Lessor shall maintain insurance covering the Building and the Premises in an amount not less than eighty percent (80%) of the "replacement cost" thereof insuring against the perils and costs of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, Liability and Rental Interruption and such other insurance as Lessor shall deem necessary.

     B. Sublessee, at its own expense, shall maintain during the term of this Sublease (1) a policy or policies of worker's compensation and comprehensive general liability insurance (with contractual liability endorsement), including personal injury and property damage in the amount of Five Hundred Thousand Dollars ($500,000.00) per occurrence for property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises and (2) fire and extended coverage insurance covering the replacement cost of (a) all alterations, additions, partitions and improvements installed or placed on the Premises, (b) all of Sublessee's personal property contained within the Premises and (c) business interruption insurance insuring loss of profits in the event of an insured peril damaging the Premises. Said policies shall (i) name Sublessor, A.C.S.S. Dallas Industrial, Inc., Trammell Crow Company, and Trammell Crow Dallas Industrial, Inc. as additional insureds, (ii) be issued by an insurance company which is acceptable to Sublessor, (iii) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice shall have been given to Sublessor, (iv) shall be delivered to Sublessor by Sublessee upon commencement of the term of the Sublease and upon each renewal of said insurance, and (v) shall provide primary coverage to Sublessor when any policy issued to Sublessor is similar or duplicate in coverage, and Sublessor's policy shall be excess over Sublessee's policies.

     C. Sublessee will not permit the Premises to be used for any purpose or in any manner that would (1) void the insurance thereon, (2) increase the insurance risk, or (3) cause the disallowance of any sprinkler credits. Sublessee shall pay any increase in the cost of any insurance on the Premises or the Building, which is caused by Sublessee's use of the Premises, or because Sublessee vacates the Premises.

     10.       FIRE AND CASUALTY DAMAGE.

     A. Sublessee immediately shall give written notice to Sublessor if the Premises or the Building are damaged or destroyed. If the Premises or the Building should be totally destroyed or so damaged by an insured peril and in Sublessor's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of Sublessor's actual knowledge of such damage, this Sublease shall terminate and the rent shall be abated during the unexpired portion of this Sublease, effective upon the date of the occurrence of such damage.

     B. If the Building or the Premises should be damaged by any insured peril, and in Lessor's estimation, rebuilding or repairs can be substantially completed within one hundred eighty (180) days after the date of Lessor's actual knowledge of such damage, this Sublease shall not terminate, and Lessor shall restore the Premises to substantially its previous condition, except that Lessor shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements required to be covered by Sublessee's insurance pursuant to Paragraph 9.B. above. Effective upon the date of the occurrence of such damage and ending upon substantial completion (as defined in Paragraph 1.B. above), if the Premises are untenantable in whole or part during such period, the rent shall be reduced to such extent as may be fair and reasonable under all of the circumstances. If such repairs and rebuilding have not been substantially completed within one hundred eighty
(180) days after the date of such damage, Sublessee, as Sublessee's exclusive remedy, may terminate this Sublease by delivering written notice of termination to Lessor in which event the rights and obligations hereunder shall cease and terminate.

     D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Sublessor shall have the right to terminate this Sublease by delivering written notice of termination to Sublessee within fifteen (15) days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     E. Anything in this Sublease to the contrary notwithstanding except as set forth in Paragraph 10.C. above, to the extent of a recovery of loss proceeds under the policies of insurance described in this Sublease, Sublessor and Sublessee hereby waive and release each other and any related parties and affiliates of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, the Building, or personal property within the Building and/or Premises arising from or caused by fire or other casualty or hazard covered or required to be covered by hazard insurance under this Sublease. Upon execution of this Sublease, Sublessor and Sublessee shall notify their respective insurance companies of the mutual waivers contained herein and, if available, shall cause each policy described in this Sublease to be so endorsed.

     11.       LIABILITY AND INDEMNIFICATION.

     A. Sublessor shall hold Sublessee harmless and defend Sublessee against any and all claims, actions, damages or liability (including without limitation, all costs, attorneys fees and expenses incurred in connection therewith) in connection with any loss, injury or damage to any person or property occurring in, on or about or arising out of all or part of the Premises and/or the Building or the use or occupancy thereof, or the conduct or operation of Sublessor's business, when such injury or damage shall be caused by the act, neglect, fault of, or omission of, any duty with respect to the same by Sublessor, its agents, servants and employees (unless the indemnified loss is caused wholly or in part by Sublessee's breach of this Sublease or its negligence, in which event this indemnity shall not apply to the allocable share of such loss resulting from Sublessee's breach of this Sublease or its negligence).

     B. Sublessee shall indemnify, protect, hold harmless and defend Sublessor, its agents, employees, contractors, customers, partners, directors, officers and any affiliates (as defined in the Securities Act of 1933) (collectively, the "Sublessor Affiliates") against any and all obligations, suits, losses, judgments, claims, actions, damages or liability (including without limitation, all costs, attorneys fees and expenses incurred in connection therewith) in connection with any loss, injury or damage to any person or property occurring in, on or about or arising out of all or part of the Premises and/or the Building or the use or occupancy thereof, or the conduct or operation of Sublessee's business, when such injury or damage 1. shall be caused by the act, neglect, fault of, or omission of, any duty with respect to the same by Sublessee, its agents, servants and employees, and/or 2. arises from a breach, violation or non-performance of any term, provision, covenant or agreement of Sublessee hereunder, or a breach or violation by Sublessee of any court order or any law, regulation, or ordinance of any federal, state or local authority (collectively, the "Losses"), except to the extent if the Losses are caused wholly or in part by Sublessor's breach of this Sub-Lease or the negligence of Sublessor and/or Sublessor Affiliates, or contractors. If any claim is made against Sublessor or Sublessor's Affiliates, Sublessee, at its sole cost and expense, shall defend any such claim, suit or proceeding by or through attorneys satisfactory to Sublessor.

     C. The provisions of this Paragraph shall survive the expiration or termination of this Sublease with respect to any claims or liability occurring prior to such expiration or termination. The indemnification provided by this Paragraph is subject to Sublessee's and Sublessor's waiver of recovery in the preceding Paragraph 10. to the extent of either Sublessee's or Sublessor's recovery of loss proceeds under policies of insurance described in Paragraph 10.

     12.       USE.

     A. The Premises shall be used only for the purpose of, manufacturing, recycling receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Sublessee and for such other lawful purposes as may be incidental thereto. Sublessee shall not use the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable or hazardous. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited without Sublessor's prior written consent. Sublessee shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Sublessee's sole expense. Sublessee shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Sublessor or any other lessees of the Building.

     B. Sublessee and its employees, customers and licensees shall have the non-exclusive rights to use any parking areas associated with the Premises that have been designated for such use by Sublessor, subject to (1) all reasonable rules and regulations promulgated by Sublessor and (2) rights of ingress and egress of other lessees. Sublessor shall not be responsible for enforcing Sublessee's parking rights against any third parties.

     13. INSPECTION. Sublessor and Sublessor's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Sublease. During the period that is twelve (12) months prior to the end of the Sublease term, Sublessor and Sublessor's representatives may enter the Premises during business hours for the purpose of showing the Premises. In addition, Sublessor shall have the right to erect a suitable sign on the Premises stating the Premises are available. Sublessee shall notify Sublessor in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Sublessor for a joint inspection of the Premises prior to vacating. If Sublessee fails to give such notice or to arrange for such inspection, then Sublessor's inspection of the Premises shall be deemed correct for the purpose of determining Sublessee's responsibility for repairs and restoration of the Premises.

     14.    ASSIGNMENT AND SUBLETTING.

     A. Sublessee shall not have the right to sublet all or part of the Premises or to assign, transfer or encumber this Sublease, or any interest therein, without the prior written consent of Sublessor, which consent shall not be unreasonably withheld or delayed. Any attempted assignment, subletting, transfer or encumbrance by Sublessee in violation of the terms and covenants of this Paragraph shall be void. No assignment, subletting or other transfer, whether consented to by Sublessor or not, or permitted hereunder, shall relieve Sublessee of its liability hereunder. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Sublessor, in addition to any other remedies herein provided, or provided by law, may collect directly from such assignee, sublessee or transferee all rents payable to the Sublessee and apply such rent against any sums due Sublessor hereunder. No such collection shall be construed to constitute a novation or a release of Sublessee from the further performance of Sublessee's obligations hereunder.

     B. Upon the occurrence of an assignment or subletting, whether consented to by Sublessor, or mandated by judicial intervention, Sublessee hereby assigns, transfers and conveys all rents or other sums received by Sublessee under any such assignment or sublease, which are in excess of the rents and other sums payable by Sublessee under this Sublease, and agrees to pay such amounts within ten (10) days after receipt.

     C. If this Sublease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. (S) 101 et. seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Sublessor, shall be and remain the exclusive property of Sublessor and shall not constitute property of Sublessee or of the estate of Sublessee within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Sublessor's property under the preceding sentence not paid or delivered to Sublessor shall be held in trust for the benefit of Sublessor and be promptly paid or delivered to Sublessor.

     D. Any person or entity to which this Sublease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Sublease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Sublessor an instrument confirming such assumption.

     15. CONDEMNATION. If more than fifty percent (50%) of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Sublessee, this Sublease shall terminate and the rent shall be abated during the unexpired portion of this Sublease, effective on the date of such taking. If less than fifty percent (50%) of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Sublease shall not terminate, but the rent payable hereunder during the unexpired portion of this Sublease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Sublessor and Sublessee hereby assigns any interest in any such award to Sublessor; provided, however, Sublessor shall have no interest in any award made to Sublessee for loss of business or goodwill or for the taking of Sublessee's fixtures and improvements, if a separate award for such items is made to Sublessee.

     16. HOLDING OVER. At the termination of this Sublease by its expiration or otherwise, Sublessee immediately shall deliver possession to Sublessor with all repairs and maintenance required herein to be performed by Sublessee completed. If, for any reason, Sublessee retains possession of the Premises after the expiration or termination of this Sublease or fails to complete any repairs required hereby, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Sublessor or Sublessee at any time upon not less than ten (10) days advance written notice, and all of the other terms and provisions of this Sublease shall be applicable during such period, except that Sublessee shall pay Sublessor from time to time, upon demand, as rental for the period of such possession, an amount equal to one hundred twenty five percent (125%) of the rent in effect on the termination date, computed on a monthly basis for any day of each calendar month of such period. No holding over by Sublessee, whether with or without consent of Sublessor, shall operate to extend this Sublease except as otherwise expressly provided. The preceding provisions of this Paragraph 16. shall not be construed as consent for Sublessee to retain possession of the Premises in the absence of written consent thereto by Sublessor.

     17. QUIET ENJOYMENT. Sublessor covenants that on or before the Commencement Date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Sublease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. If this Sublease is a sublease, then Sublessee agrees to take the Premises subject to the provisions of the prior lease. Sublessor represents that it has the authority to enter into this Sublease and that so long as Sublessee pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Sublessee shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Sublessor, subject to the terms and provisions of this Sublease. Sublessor shall maintain in effect the Master Lease and will timely perform the obligations of Lessee thereunder.

     18. EVENTS OF DEFAULT. The following events (herein individually referred to as "event of default") each shall be deemed to be events of nonperformance by Sublessee under this Sublease:

     A. Sublessee shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Sublessor required herein when due or any payment or reimbursement required under any other lease with Sublessor, and such failure shall continue for a period of five (5) days from the date such payment was due.

     B. Sublessee shall fail to pay any amounts owed to contractors or subcontractors for work or services performed in connection with the operation, construction, management and maintenance of the Building as provided herein, and such failure shall continue for a period of five (5) days from the date such payment was due.

     C. The Sublessee or any guarantor of the Sublessee's obligations hereunder shall (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors;
(iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize or in contemplation of any of the actions set forth above in this Paragraph.

     D. Any case, proceeding or other action against the Sublessee or any guarantor of the Sublessee's obligations hereunder shall be commenced seeking
(i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within seven (7) business days after the entry thereof or (b) shall remain undismissed for a period of forty-five (45) days.

     E. Sublessee shall (i) vacate all or a substantial portion of the Premises or (ii) fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Sublessee is in default of the rental payments due under this Sublease.

     F. Sublessee shall fail to discharge any lien placed upon the Premises in violation of Paragraph 21. hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

     G. Sublessee shall fail to comply with any term, provision or covenant of this Sublease (other than those listed in this Paragraph 18.), and shall not cure such failure within twenty (20) days after written notice thereof to Sublessee.

     19.  REMEDIES.

     A. Upon each occurrence of an event of default, and after Sublessor has given Sublessee five (5) days notice, Sublessor shall have the option to pursue any one or more of the following remedies without any notice or demand:

          (1)  Terminate this Sublease; and/or

          (2) Enter upon and take possession of the Premises without terminating this Sublease; and/or

          (3) Alter all locks and other security devices at the Premises with or without terminating this Sublease, deny access to Sublessee, and pursue, at Sublessor's option, one or more remedies pursuant to this Sublease, Sublessee hereby specifically waiving any state or federal law to the contrary. This provision shall control over any conflicting provisions of the Texas Property Code or any successor statute governing the right of landlords to change the door locks of commercial tenants.

     B. Upon the occurrence of any event of default Sublessee immediately shall surrender the Premises to Sublessor, and if Sublessee fails so to do, Sublessor, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Sublessee and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefor.

     C. If Sublessor repossesses the Premises with or without terminating the Sublease, Sublessee, at Sublessor's option, shall be liable for and shall pay Sublessor on demand all rental and other payments owed to Sublessor hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Sublessee to Sublessor until the date of expiration of the term as stated in Paragraph 1. Actions to collect amounts due by Sublessee to Sublessor under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Sublessor's waiting until expiration of the Sublease term.

     D. Upon an event unamortized portion of default, in addition to any sum provided to be paid herein, Sublessee also shall be liable for and shall pay to Sublessor (1) unamortized portion of any brokerage fees incurred by Sublessor in connection with the execution of this Sublease; (2) brokers' fees incurred by Sublessor in connection with any reletting of the whole or any part of the Premises; for the unexpire term of the Sublease (3) the costs of removing and storing Sublessee's or other occupant's property; (4) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition existing upon Sublessee's occupancy, normal wear & tear excepted (5) all reasonable expenses incurred by Sublessor in enforcing or defending Sublessor's rights and/or remedies. If either party hereto institute any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Sublease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

     E. In the event Sublessee fails to make any payment due hereunder when payment is due, to help defray the additional cost to Sublessor for processing such late payments, Sublessee shall pay to Sublessor on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Sublessor's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Sublessor's remedies in any manner.

     F. Exercise by Sublessor of any one or more remedies hereunder granted or otherwise available, including without limitation, the institution by Sublessor, its agents or attorneys of a forcible detainer or ejectment action to re-enter the Premises shall not be construed to be an election to terminate this Sublease or relieve Sublessee of its obligation to pay rent hereunder and shall not be deemed to be an acceptance of surrender of the Premises by Sublessor, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Sublessor and Sublessee. Sublessee and Sublessor further agree that forbearance by Sublessor to enforce its rights pursuant to the Sublease at law or in equity, shall not be a waiver of Sublessor's right to enforce one or more of its rights in connection with any subsequent default.

     G. In the event of or repossession of the Premises for an event of default, Sublessor shall use reasonable efforts to relet the Premises; provided, that, Sublessee shall not be entitled to credit or reimbursement of any proceeds in excess of the rental owed hereunder. Sublessor may relet the whole or any portion of the Premises for any period, to any lessee and for any use and purpose.

     H. If Sublessor fails to commence to perform any of its obligations hereunder within thirty (30) days after written notice from Sublessee specifying such failure, Sublessee's exclusive remedy shall be an action for damages. Unless and until Sublessor fails to so cure said default after such notice, Sublessee shall not have any remedy or cause of action by reason thereof. All obligations of Sublessor hereunder will be binding upon Sublessor only during the term of the Master Lease and not thereafter. The term "Sublessor" shall mean only Master Lessee for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Sublessor thereafter accruing, but such covenants and obligations shall be binding during the Sublease term upon each new owner for the duration of such owner's ownership.

     I. If Sublessor repossesses the Premises pursuant to the authority herein granted; then Sublessor shall have the right to (i) keep in place or
(ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Sublessee at all times prior to any foreclosure thereon by Sublessor or repossession thereof by any Sublessor thereof or third party having a lien thereon. Sublessor also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Sublessor a copy of any instrument represented by Claimant to have been executed by Sublessee (or any predecessor of Sublessee) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, with the necessity on the part of Sublessor to reasonably inquire into the authenticity or legality of said instrument. Sublessor may, at its sole option and without prejudice to, or waiver of any rights it may have i) escort Sublessee to the Premises to retrieve any personal belongings of Sublessee and/or its employees not covered by the Sublessor's lien and security interest described in Paragraph 25. hereof, or ii) obtain a list from Sublessee of the personal property of Sublessee and/or its employees that is not covered by the Sublessor's lien and security interest described in Paragraph 25. hereof, and make such property available to Sublessee and or Sublessee's employees; provided, however, Sublessee first shall pay in cash all costs and estimated expenses to be incurred in connection with the removal of such property and making it available. The rights of Sublessor herein stated shall be in addition to any and all other rights that Sublessor has or may hereafter have at law or in equity, and Sublessee stipulates and agrees that the rights herein granted Sublessor are commercially reasonable.

     J. Notwithstanding anything in this Sublease to the contrary, all amounts payable by Sublessee to or on behalf of Sublessor under this Sublease, whether or not expressly denominated as rent, shall constitute rent.

     K. This is a contract under which applicable law excuses Sublessor from accepting performance from (or rendering performance to) any person or entity other than Sublessee.

     20. MORTGAGES. Sublessee accepts this Sublease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the building of which the Premises are a part, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Sublessee's interest in this Sublease superior to any such instrument, then by notice to Sublessee from such mortgagee, trustee or holder, this Sublease shall be deemed superior to such lien, whether this Sublease was executed before or after said mortgage or deed of trust. Sublessee agrees to attorn to any mortgagee, trustee under a deed of trust or purchaser at a foreclosure sale or trustee's sale as Sublessor under this Sublease. Sublessee, at any time hereafter, within ten (10) days after demand, shall execute any reasonable instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Sublease to the lien of any such mortgage. If Sublessee fails to execute the same within such ten (10) day period, Sublessor is hereby authorized to execute the same as attorney-in-fact for Sublessee.

     21. MECHANIC'S LIENS. Sublessee has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Sublessor or Sublessee in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Sublessee, including those who may furnish materials or perform labor for any construction or repairs. Sublessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Sublessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Sublessor in the Premises or under the terms of this Sublease. Sublessee agrees to give Sublessor immediate written notice of the placing of any lien or encumbrance against the Premises.

     22.    MISCELLANEOUS.

     A. Words of any gender used in this Sublease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Sublease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Sublease, or any provision hereof, or in any way affect the interpretation of this Sublease.

     B. In the event the Premises constitute a portion of a multiple occupancy building, Sublessee's "proportionate share", as used in this Sublease, shall mean a fraction, the numerator of which is the space contained in the Premises and the denominator of which is the entire space contained in the Building.

     C. The terms, provisions and covenants and conditions contained in this Sublease shall run with the land and shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Sublessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the Building and property that are the subject of this Sublease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Sublease.

     D. Sublessor and Sublessee shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, acts of God or labor disputes. With the exception of any rental payment or any payment or reimbursement required herein when due.

     E. Sublessee agrees, from time to time, within ten (10) days after request of Sublessor, to deliver to Sublessor, or Sublessor's designee, a Certificate of Occupancy, financial statements and an estoppel certificate stating that this Sublease is in full force and effect, the date to which rent has been paid, the unexpired term of this Sublease and such other factual matters pertaining to this Sublease as may be requested by Sublessor. It is understood and agreed that Sublessee's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Sublessor's execution of this Sublease. If Sublessee fails to execute the same within such ten (10) day period, Sublessor is hereby authorized to execute the same as attorney-in-fact for Sublessee.

     F. This Sublease constitutes the entire understanding and agreement of the Sublessor and Sublessee with respect to the subject matter of this Sublease, and contains all of the covenants and agreements of Sublessor and Sublessee with respect thereto. Sublessor and Sublessee each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Sublessor or Sublessee, or anyone acting on behalf of Sublessor or Sublessee, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Sublease are of no force or effect. This Sublease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     G. All obligations of Sublessee hereunder not fully performed as of the expiration or earlier termination of the term of this Sublease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Sublessee vacating the Premises, Sublessee shall pay to Sublessor any amount reasonably estimated by Sublessor as necessary to put the Premises, including without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excluded. Sublessee shall also, prior to vacating the Premises, pay to Sublessor the amount, as estimated by Sublessor, of Sublessee's obligation hereunder for real estate taxes and insurance premiums for the year in which the Sublease expires or terminates. All such amounts shall be used and held by Sublessor for payment of such obligations of Sublessee hereunder, with Sublessee being liable for any additional costs therefor upon demand by Sublessor, or with any excess to be returned to Sublessee after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Sublessor shall be credited against the amount due for Sublessee under this Paragraph 22.G.

     I. If any clause or provision of this Sublease is illegal, unenforceable under present or future laws effective during the term of this Sublease, then and in that event, it is the intention of the parties hereto that the remainder of this Sublease shall not be affected thereby, and it is also the intention of the parties to this Sublease that in lieu of each clause or provision of this Sublease that is illegal, invalid or unenforceable, there be added, as a part of this Sublease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     J. All references in this Sublease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Sublease.

     K. Sublessee represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than Cassie Wright of Kelley, Lundeen & Crawford or that no broker, agent or other person brought about this transaction, other than as may be referenced in a separate written agreement executed by Sublessee, and delivered to Sublessor prior to execution of this Sublease, and Sublessee agrees to indemnify and hold Sublessor harmless from and against any claims by any other broker, agent or other persons claiming a commission or other form of compensation by virtue of having dealt with Sublessee with regard to this leasing transaction.

     L. If and when included within the term "Sublessor", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Sublessor. If and when included within the term "Sublessee", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Sublessee. All parties included within the terms "Sublessor" and "Sublessee", respectively, shall be bound by notices given in accordance with the provisions of Paragraph 23. hereof to the same effect as if each had received such notice.

     M. SUBLESSEE ACKNOWLEDGES THAT (1) IT HAS INSPECTED AND ACCEPTS THE PREMISES IN AN "AS IS, WHERE IS" CONDITION, (2) THE BUILDINGS AND IMPROVEMENTS COMPRISING THE SAME ARE SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES ARE SubleaseD AND Sublessor HAS MADE NO WARRANTY, REPRESENTATION, COVENANT, OR AGREEMENT WITH RESPECT TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PREMISES, (3) THE PREMISES ARE IN GOOD AND SATISFACTORY CONDITION, (4) NO REPRESENTATIONS AS TO THE REPAIR OF THE PREMISES, NOR PROMISES TO ALTER, REMODEL OR IMPROVE THE PREMISES HAVE BEEN MADE BY Sublessor (UNLESS AND EXCEPT AS MAY BE SET FORTH IN EXHIBIT B ATTACHED TO THIS Sublease, IF ONE SHALL BE ATTACHED, OR AS IS OTHERWISE EXPRESSLY SET FORTH IN THIS Sublease), AND (5) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED OR STATUTORY, THAT EXTEND BEYOND THE DESCRIPTION OF THE PREMISES.

     N. Sublessor and Sublessee agree that the terms and conditions of this Sublease are confidential and the parties hereto agree not to disclose the terms of this Sublease to any third party.

     23. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Sublessor to Sublessee or with reference to the sending, mailing or delivering of any notice or the making of any payment by Sublessee to Sublessor shall be deemed to be complied with when and if the following steps are taken:

     A. All rent and other payments required to be made by Sublessee to Sublessor hereunder shall be payable to Sublessor at the address for Sublessor set forth below or at such other address as Sublessor may specify from time to time by written notice delivered in accordance herewith. Sublessee's obligation to pay rent and any other amounts to Sublessor under the terms of this Sublease shall not be deemed satisfied until such rent and other amounts have been actually received by Sublessor. In addition to base rental due hereunder, all sums of money and all payments due Sublessor hereunder shall be deemed to be additional rental owed to Sublessor.

     B. All payments required to be made by Sublessor to Sublessee hereunder shall be payable to Sublessee at the address set forth below, or at such other address within the continental United States as Sublessee may specify from time to time by written notice delivered in accordance herewith.

     C. Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier to occur of (1) tender of delivery (in the case of a hand-delivered notice) or (2) deposit in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

     24. HAZARDOUS WASTE. The term "Hazardous Substances", as used in this Sublease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment. Sublessee hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Sublessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Sublessor; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Sublessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Sublessor; iii no portion of the Premises will be used as a landfill or a dump; (iv) Sublessee will not install any underground tanks of any type; (v) Sublessee will not allow any surface or surface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Sublessee will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If at any time during or after the term of the Sublease, the Premises is found to be so contaminated or subject to said conditions, Sublessee agrees to indemnify and hold Sublessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Sublessee. The foregoing indemnification shall survive the termination or expiration of this Sublease.

       EXECUTED BY SUBLESSOR, this 12th day of July, 1993.
                                   ----        ----

       UNITED STATIONERS SUPPLY CO.                  ___________________________
       ---------------------------

By:    /s/ Otis H. Halleen              By:    ____________________________
       ------------------------
           OTIS H. HALLEEN
Title:     Vice President               Title: ____________________________
       ------------------------
                                        By:    ____________________________

                                        Title: ____________________________


ADDRESS:                                ADDRESS:

2200 East Golf Road
- ----------------------------            ___________________________________

Des Plaines, IL 60016-1267              ___________________________________
- ----------------------------
                                        ___________________________________

                                   RIDER ONE

                            REHRIG PACIFIC COMPANY


     26. Notwithstanding the language in Paragraph 2.A. of this Sublease Agreement, the monthly base rental shall be as follows:

                        Months                  Base Rent
                        ------                  ---------
                        1 - 3                   $    0.00
                        4 - 12                  $4,566.54
                       13 - 24                  $6,088.72
                       25 - 36                  $7,610.90
                       37 - 72                  $9,513.63

     27. If, during the original term of this Sublease, all or part of the space consisting of approximately 54,519 square feet which is outlined in red on Exhibit "C" to this Sublease which Exhibit is attached hereto and incorporated herein by reference (the "Additional Space") shall become available for sublease, after the initial sublease of such space to third parties, and provided that Sublessee is not then in default hereunder and has not assigned this Sublease or sublet the premises (or a part hereof), Sublessee shall have the first right and option to sublease the Additional Space. When the Additional Space becomes available, or at Sublessor's option, up to six (6) months prior to the date that the Additional Space is scheduled to become available, Sublessor shall first offer, in writing, to sublease such space to Sublessee upon the same terms and conditions and at the same rental rate, as would be offered by Sublessor to third parties. If within two (2) days after Sublessor delivers Sublessee such written offer, Sublessor does not receive notice in writing that Sublessee elects to sublease all (and not part) of the Additional Space so offered and within three (3) days thereafter Sublessee does not execute a Sublease with non financial terms in a form substantially identical to this Sublease on the Additional Space, the Sublessee's right to Sublease the Additional Space shall terminate and Sublessee shall have no further rights pursuant to this paragraph.

     28. Sublessee and Sublessor agree that Sublessee will only occupy the 26,862 square foot area outlined in red on Exhibit "D" to this Sublease which Exhibit is attached hereto and incorporated herein by reference during the first twelve (12) months of the Sublease. In the event that Sublessee uses any part of the 8,954 square feet of the additional space (the "First Additional Space") outlined in yellow on Exhibit "D" of this Sublease, Sublessee agrees that Sublessee shall immediately be liable for rent for the First Additional Space through the twenty-fourth (24th) month of the Sublease. Sublessee agrees that Sublessee's base monthly rental shall increase by $1,512.18 upon Sublessee's occupancy of the First Additional Space. In the event that Sublessee uses any part of the 8,954 square feet of the additional space (the "Second Additional Space") outlined in blue on Exhibit "D" of this Sublease, Sublessee agrees that Sublessee shall immediately be liable for rent for the Second Additional Space through the twenty-fourth (24th) month of the Sublease. Sublessee agrees base monthly rental shall increase by $1,522.18 upon Sublessee's occupancy of the Second Additional Space.

     29. In the event Sublessee has not already expanded into the First Additional Space or Second Additional Space as shown on Exhibit "D", Sublessee and Sublessor agree that Sublessee will only occupy the 35,816 square foot area which includes the area outlined in red on Exhibit "D" (26,862 square feet) and the First Additional Space (8,954 square feet) outlined in yellow on Exhibit "D", during the second twelve (12) months of the Sublease. In the event that Sublessee uses any part of the 8,954 square feet of the Second Additional Space outlined in blue on Exhibit "D" of this Sublease, Sublessee agrees that Sublessee shall immediately be liable for rent for the Second Additional Space through the twenty-fourth (24th) month of the Sublease. Sublessee agrees base monthly rental shall increase by $1,522.18 upon Sublessee's occupancy of the Second Additional Space.

ADDRESS:                                ADDRESS:

2200 East Golf Road
- --------------------------              ___________________________________

Des Plaines, IL 60016-1267              ___________________________________
- --------------------------
                                        ___________________________________





     EXECUTED BY SUBLESSEE, this ___ day of _________, 19 .


     REHRIG PACIFIC COMPANY
     -----------------------                   ____________________________

By:    [SIGNATURE NOT LEGIBLE]          By:    ____________________________
       -----------------------

Title: President                        Title: ____________________________
       -----------------------
                                        By:    ____________________________

                                        Title: ____________________________


ADDRESS:                                ADDRESS:

621 W. Mockingbird Lane
- --------------------------              ___________________________________

Dallas, Texas 75247                     ___________________________________
- --------------------------
                                        ___________________________________


By its execution below, Lessor (i) acknowledges that the Master Lease is in all respects current, (ii) consents to this Sublease, (iii) agrees to give Sublessee twenty (20) days notice and opportunity to cure any default by Sublessor of the Master Lease provided Sublessee is not then in default of this Sublease, and (iv) if the Master Lease is ever terminated for any reason or if a default thereunder by Sublessor remains uncured, agrees to treat this Sublease as a lease directly between Lessor and Sublessee.



     EXECUTED BY LANDLORD, this 2nd day of July, 1993
                                ---        ----

     A.C.S.S. DALLAS INDUSTRIAL, INC.          ____________________________
     --------------------------------
     By: Kennedy Associates Real Estate Counsel, Inc.
     Its Investment Manager

By:    /s/ David E. Wexler              By:    ____________________________
       ------------------------
       David E. Wexler
Title: Vice President                   Title: ____________________________
       ----------------------
                                        By:    ____________________________

                                        Title: ____________________________

ADDRESS:                                ADDRESS:

2400 Financial Center Bldg.
- -----------------------------           ___________________________________

Seattle, WA 98161                       ___________________________________
- ---------------------------
                                        ___________________________________

                                  EXHIBIT "A"


                               LEGAL DESCRIPTION
                               -----------------


Being 44,770 square feet located in Building II of the Mockingbird Distribution Center and as shown in Exhibit "B" attached hereto and more particularly described as follows:

Description of an 8.939 acre tract of land in City of Dallas Block No. 7698 and in the James McLaughlin Survey, Abstract No. 845, Dallas County, Texas; said
8.939 acre tract of land being a part of that certain lot, tract, or parcel of land conveyed to Irving Boulevard Industrial Acres, Inc., by deed recorded in Volume 3561, Page 128, Deed Records, Dallas County, Texas; said 8.939 acre tract being more particularly described as follows:

BEGINNING, at the most easterly northeast corner of the herein described tract;
- ---------
said beginning point being in the west line of Mockingbird Lane (formerly known as Westmoreland Road), a distance of 740.69 feet from the intersection of said Mockingbird Lane west line and the south line of Halifax Street (60-foot width);

THENCE, S 00 degrees 05'30" W, with said Mockingbird Lane west line, a distance
- ------
of 302.50 feet to a point for corner in the north line of a 4.220 acre tract of land conveyed to Bradley Wayne by deed filed on December 31, 1968, Deed Records, Dallas County, Texas;

THENCE, N 89 degrees 31'00" W, with said Wayne tract north line, and said line
- ------
extended, at 624.36 feet pass the northwest corner of said Wayne tract, in all a distance of 710.36 feet to a point for corner;

THENCE, N 00 degrees 05'30" E, a distance of 51.16 feet to a point for corner;
- ------

THENCE, N 89 degrees 31'00" W, a distance of 200.00 feet to a point for corner
- ------
in the east line of property owned by United States Cold Storage Corporation;

THENCE, with said line of said United States Cold Storage Corporation property,
- ------
the following courses and distance to-wit;

             N 00 degrees 05'30" E, a distance of 129.45 feet to a point for corner;
     Thence, N 89 degrees 54'30" W, a distance of 1.00 feet to a point for
     ------
             corner
     Thence, N 00 degrees 05'30" E, a distance of 466.68 feet to a point for
     ------
corner; said point being in the south line of property owned by the Chicago, Rock Island, and Pacific Railroad;

THENCE, S 89 degrees 31'00" E, with said Railroad tract south line and the south
- ------
line of property owned by Pangean Corporation, a distance of 360.00 feet to a point for corner;

THENCE, S 00 degrees 05'30" W, a distance of 344.78 feet to a point for corner;
- ------

THENCE, S 89 degrees 31'00" E, a distance of 551,36 feet to the PLACE OF
- ------
BEGINNING;

CONTAINING; 389,388.741 square feet, or 8.939 acres of land.
- ----------

                                  EXHIBIT "C"

                        [MAP OF TRAMMELL CROW COMPANY]

                                  EXHIBIT "D"

                         [MAP OF TRAMMELL CROW COMPAY]